

LEGACY EDUCATION

Investor Presentation

October 2025

Forward-Looking Statements

This presentation contains forward-looking statements that involve substantial risk and uncertainties. All statements, other than statements of historical facts contained in this presentation, including statements regarding Legacy Education Inc.'s (the "Company's" or "Legacy's") strategy, future, operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "depends," "estimate," "expect," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "target," "should," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. In addition, the forward-looking statements included in this presentation represent the Company's views. Subsequent events and developments may cause the Company's views to change/ The company does not undertake and specifically disclaims any obligation to update or revise any forward-looking statements to reflect new information, future events or circumstances to reflect the occurrences of unanticipated events, expect as may be required by applicable law. These forward-looking statements should not be relied upon as representations the Company's views as of any date subsequent to the date of this presentation.

The Company has filed a registration statement (including a preliminary prospectus) on Form S-1, as amended (File No. 333-281586) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") for the offering to which this presentation relates. Before you invest, you should read the preliminary prospectus in the Registration Statement, including the "Risk Factors" set forth therein, and the other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may obtain these documents for free by visiting the SEC's website at www.sec.gov.

The securities of the Company have not been registered under the Securities Act of 1933, as amended, or any other applicable securities law. The Company's securities have not been approved or disapproved by the SEC or any other regulatory or governmental authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented. Any representation to the contrary is a criminal offense.

The presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or other jurisdiction. The Company's securities may only be sold pursuant to an effective registration statement filed with the SEC.

This presentation contains proprietary information that is the property of the Company. Neither this presentation nor the proprietary information contained herein shall be published, reproduced, copied, disclosed or used for any other purpose, other than the review and consideration of this presentation.

Legacy At A Glance

Legacy Education is an award-winning, nationally accredited, for-profit post-secondary education company

- Owns & operates nationally accredited academic institutions which are affordable
- Focused on programs in growing industries including allied healthcare [1] with a secondary emphasis on veterinary and business
- Committed to growing education footprint via organic enrollment growth, addition of new programs and accretive acquisitions
- Headquartered in Lancaster, CA

High Desert Medical College | Central Coast College | Integrity College of Health | Contra Costa Medical Career College

Closed Acquisition Dec 18th



2009 Founded	**3,101** Student Enrollment	**61** Programs Offered	**427** Employees
$64.2M LTM Revenue *(39% YoY growth)*	**$11.0M** LTM Adj. EBITDA	**$24.3K** LTM ARPS [2]	**$1.5K** LTM Gross Student Acquisition Cost [3]
79% Student Graduation Rate	**75%** Student Placement Rate	**2%** Monthly Student Attrition Rate	**82%** NCLEX Pass Rate

(1) Allied healthcare refers to a sector of healthcare professions that provide a wide range of diagnostic, technical, therapeutic, and support-related services in connection with healthcare and are distinct from certain medical fields including dentistry, medicine, nursing and pharmacy
(2) Average Revenue Per Student based on LTM revenue divided by LTM average enrollment
(3) Gross Student Acquisition Cost based on marketing & advertising divided by new enrollments
Note: Data as of 06/30/25 unless otherwise noted

Investment Highlights

Changing Market Dynamics Within Post-Secondary Education Landscape Yields Opportunity

- Documented problems (cost, scalability, program design, COVID-19 pandemic) threaten traditional post-secondary education model
- Legacy Education to leverage programs and delivery model – driving student growth and shareholder returns

Nationally Accredited Career College Platform with Demonstrated Success

- 4 accredited education institutions (6 campuses) educating 3,101 students (as of June 30, 2025) in California
- Re-accredited 5-year through ACCET and ABHES with 75% average placement rates
- 82% NCLEX [1] pass rates (as of June 30, 2025)

Large Post-Secondary Education Opportunity within Core Program Verticals and Adjacent Programs

- Vertical focus within Allied Health with an estimated 16+ million domestic jobs (projected to grow at 14% annually through 2028)
- Additional programs designed to target high growth segments of the economy
- Student acquisition cost relative to program billings provides compelling lifetime value and ROI potential

Experienced and Loyal Leadership

- Senior management with 20+ years of experience on average
- Strong retention among Senior management

M&A Opportunities to Augment Platform Growth

- History of successful M&A outcomes (Central Coast 2019, Integrity College 2020, Contra Costa 2024)
- Legacy to leverage program and campus revenue synergies while optimizing operating expenses and per student acquisition costs

(1) National Council Licensure Examination

U.S. Healthcare Labor Market

Healthcare & Social Assistance Job Openings



Openings
Hires
2.5M
2.0M
1.5M
1.0M
0.5M
0.0M
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
1.3M
Current openings (1)

Gap between openings and hires has widened since the Coronavirus pandemic

- The U.S. is facing a shortage of healthcare professionals driven by increased demand for healthcare services
- Growth drivers for the U.S. healthcare labor market include:
  - Expanding aging population
  - Technological advancement
  - Growing emphasis on preventive care
- California community colleges are plagued by poor completion rates, uncertain career pathways, and poor placement rates

8%
Projected Growth from 2024 – 2034 [1]

1.9M
New Jobs Created from 2024 – 2034 [1]

(1) As of August 2025
Source: U.S. Bureau of Labor Statistics

Legacy Timeline

10+ Years of Growth and Accolades

- California Association of Private Post Secondary School Excellence in Community Service Award – 2020, 2022 & 2023
- Antelope Valley Best Career / Trade School Award 2020, 2021 & 2023
- Beautiful Bakersfield Best Career School 2022

2009 - 2010
Founded Legacy Education

Acquired High Desert Medical College

High Desert Medical College

2 campuses

2011 - 2018
Program Expansion and Title IV Eligibility

Programs Approved for Distant Learning

2 campuses

2019
Acquired Central Coast College

Launched Temecula Campus

High Desert Medical College

4 campuses

2020
Acquired Integrity College of Health

INTEGRITY COLLEGE OF HEALTH

Launched New Accredited Programs:

- Ultrasound Technician (ICH)
- RN to BSN (ICH)
- Medical Billing and Coding (ICH)

5 campuses

2021 - 2022
Added Multiple Campus Directors

Permanent Hybrid Approval all programs

Launched New Accredited Programs:

- Cardiac Sonography AAS
- Vocational Nursing AAS
- Ultrasound AAS (CCC)
- Vocational Nursing (HDMC)

5 campuses

2023
Added Campus Directors of Education, Directors of Nursing & Dean of Imaging

Launched New Accredited Programs:

- Certified Nurse Assistants (HDMC)
- Magnetic Resonance Imaging
- AAS Veterinary Assisting (ICH)
- Vocational Nursing AAS (ICH)
- Vocational Nursing (CCC)
- Launched Cannabis Career Website and Curriculum (HDMC)

Executed Lease for New Building in Lancaster

Added 7,00 SF to CCC Location for New Programs

Added 5,000 sq feet in ICH for New Programs

Initial RN approval for Lancaster Campus

5 campuses

2024 - 2025
Added 25,000 SF for CCC

HDMC new curriculum approval for the new rule on minimum hours

HDMC 5-year reaccreditation granted through April 2029

CCC RN Program Application

CCC 5-year reaccreditation granted through April 2030

Acquired Contra Costa Medical Career College

CONTRA COSTA

Launched New Accredited Programs:

- Registered Nurse (RN)
- EMT (HDMC)
- Surgical Technology (CCC)
- Sterile Processing (CCC)

6 campuses

Changing Post-Secondary Landscape

Legacy Education has Developed the Programs and Deployment Models to Effectively Capitalize on Changing Market Dynamics

Challenges for Post-Secondary Education

- Rising tuitions (outpacing inflation and wage growth)
- Rising costs due to labor and expensive infrastructure
- Antiquated delivery models (campus-based model)
- Inconsistent job placement capabilities (underemployment is a growing problem among recent 4-year college graduates)
- Schools failing to evolve with declining relevancy and training performance
- Widespread problems within post-secondary education have been widely publicized by leading media outlets
- "Nearly half of companies plan to eliminate bachelor's degree requirements in 2024" - Intelligent

Bring Opportunity to For-Profit Education

- Programs designed around high ROI for students (affordable, specialized degrees with shorter durations including programs less than 52 weeks designed to accommodate degree / learning progression)
- Focus on graduate success, retention rates & standards of academic quality
- Campuses strategically located in areas with high job growth
- Aligned product offerings with employer needs which include simulation training initiatives and network of extern sites
- Bypasses antiquated delivery model by focusing on scalability
- COVID-19 accelerated transition to next gen learning models – Legacy has successfully implemented hybrid Interactive Distance Learning ("IDL")
- Leveraging leading ed-tech software providers to increase flexibility and scalability

Hands-on Training Emphasis	Program Design & Flexibility	Broad Market Appeal

Source: Educationdata.org, Bloomberg, MarketWatch, Business Insider

Geographic Footprint

LEGACY EDUCATION

6
Campuses

3,101
Current Students (06/30/25)

28%
5 Year Enrollment CAGR



College	Locations
High Desert Medical College	Bakersfield, CA Lancaster, CA Temecula, CA
Central Coast College	Salinas, CA
Integrity College of Health	Pasadena, CA
Contra Costa Medical Career College	Antioch, CA

Enrollment Growth by College

Ending Enrollment



907
1,264
1,588
1,705
2,187
3,101

College	FY20A	FY21A	FY22A	FY23A	FY24A	FY25A
High Desert Medical College	689	959 39%	1,165 21%	1,236 6%	1,588 28%	1,956 23%
Central Coast College	175	238 36%	304 27%	337 11%	435 29%	495 14%
Integrity College of Health	43	67 56%	119 78%	132 11%	164 24%	202 23%
Contra Costa Medical Career College						448
Total	**907**	**1,264**	**1,588**	**1,705**	**2,187**	**3,101**

% denotes YoY Increase

5 Year CAGR 28%

Quarterly Enrollment Since 2023



Quarterly Starts
500
273
504
391
760
415
719
623
849
397
1,227
721
% Change YoY
52%
52%
43%
59%
12%
(4%)
71%
16%
Q1A Q2A Q3A Q4A
FY 2023
Q1A Q2A Q3A Q4A
FY 2024
Q1A Q2A Q3A Q4A
FY 2025
1,668 Starts FY 2023A
2,517 Starts FY 2024A
3,194 Starts FY 2025A
38% Starts CAGR



Ending Enrollment
1,727
1,648
1,799
1,705
2,024
1,912
2,166
2,187
2,539
2,768
3,245
3,101
% Change YoY
17%
16%
20%
28%
25%
45%
50%
42%
60%
50%
40%
30%
20%
10%
0%
Q1A Q2A Q3A Q4A
FY 2023
Q1A Q2A Q3A Q4A
FY 2024
Q1A Q2A(2) Q3A Q4A
FY 2025
42% increase YoY in ending enrollment at FY 2025A
Ending Enrollment
Student Attrition + Graduation Rate (1)

(1) Calculated by subtracting from one the ratio of current quarter-ending enrollment to the total of the previous quarter's ending enrollment plus the current quarter's new starts to approximate the quarterly rate of graduates and discontinued students
(2) Q2 2025 Student Attrition + Graduation Rate excludes 389 CCMCC students due to acquisition closing on December 18, 2024, occurring within the measurement period
Note: Quarterly starts data excludes cash programs for HDMC and ICH prior to FY 2024 due to lack of internal reporting

Successful Student Outcomes

- Preparing students for a competitive workforce with functional and soft skills to be successful
- Exceeding Academic and Student Outcomes

Placement Rate by Campus

75% Avg Placement Rate[1]



73%
75%
76%
74%
75%
74%
Bakersfield
Lancaster
Temecula
INTEGRITY COLLEGE OF HEALTH
CONTRA COSTA
High Desert
Medical College



82%
NCLEX Pass Rates (2)
50%
Vet Tech Pass Rates (2)
86%
Avg Program Retention
75%
Avg Placement Rate (1)

Vocational Nursing, **Dental Assisting**, **Veterinary Assistant**, and **Clinical Medical Assisting** among the highest placement rate programs

(1) Based on employment 90 days post-graduation; Inclusive of Contra Cost Medical Career College; Data as of June 30, 2025
(2) Data as of June 30, 2025

Target Student

Education Level
High School Diploma or G.E.D.

Geography
Targeting students within 25-mile radius to each campus (changing with availability of online programs)

Desired Outcome
Students looking for better career opportunities

Entrance Exam
Wonderlic Scholastic Level Exam (SLE) HESI for VN only



Student Profile

Over 50%
Of our student enrollment is 24 years of age and younger

88% Women

12% Men

Note: Data as of 06/30/25

Management Team



LeeAnn Rohmann | Chief Executive Officer & Founder, Legacy Education

Ms. Rohmann has served our Chief Executive Officer since July 2010 and Chairman of our board of directors since October 2009. From 2004 until 2008, she served as Chief Sales Officer, Student Loan Xpress at CIT, a national bank, and from 2001 until 2004, she served as Vice President, Sales of Edfinancial Services, a financial company that provides student loan servicing. From 1997 until 2001, Ms. Rohmann served as Senior Vice President, Sales of American Express. We believe Ms. Rohmann is qualified to serve as a member of our board of directors because she has more than 25 years of higher education industry experience.



Brandon Pope | Chief Financial Officer

Mr. Pope has served as Chief Financial Officer of Legacy Education, L.L.C. from June 2018 until the Reorganization and our Chief Financial Officer since the Reorganization. From October 2017 until June 2018, he served as Controller of Squar Milner, an accounting and advisory firm, and from December 2014 until April 2017, he served as Senior Vice President, Corporate Controller of International Education Corporation, a provider of career education. From January 2014 until October 2017, Mr. Pope also served as Principal of Pope Consulting Group, LLP, and from 2008 until 2014 he served in various capacities including Vice President, Chief Accounting Officer and Vice President, Corporate Controller at Bridgepoint Education, Inc., a higher education company. Mr. Pope also previously served as Assistant Vice President, Assistant Controller of Corinthian Colleges, Inc.; Assistant Controller of Stater Bros. Markets; and Senior Manager of Financial Reporting and Control, Manager of Financial Reporting and Senior Accountant at Ingram Micro, Inc. Mr. Pope is a certified public accountant in the state of California, and received his bachelors of science in business administration and MBA from the University of Phoenix.



Dr. Ragheb Milad | Chief Academic Officer

Dr. Ragheb Milad has served as our Chief Academic Officer since June 2021. From January 2019 to January 2021, Dr. Milad served as the Corporate Director of Education for Legacy Education and Campus President of HDMC's Lancaster, California campus, and from January 2014 to January 2018 he served as the Director of Academics for HDMC. Dr. Milad also served as an instructor from in both the Vocational Nursing and Ultrasound Technician Programs for HDMC from 2011 to 2014. During his roles as Director of Academics and Corporate Director of Legacy Education, Dr. Milad developed many of Legacy Education's existing programs. In addition, from 2008 to July 2021, Dr. Milad served as the Sales Director of 3D Diagnostix, a dental computer guided surgery company. In July 2021, he co-founded ITX PROS, a digital dentistry company that supports dentist with dental implant cases, and since its inception he has served as a member of the board of directors of ITX PROS. Dr. Milad also serves as a member on the Board of St. Athanasius and St. Cyril Theological School, a Coptic Orthodox theological school since 2015. Furthermore, from 2008 to 2011 Dr. Milad was a practicing physician in Cairo, Egypt. He graduated from Ain Shams University in Cairo, Egypt from the Faculty of Medicine where he received his Medical Degree.

Legacy Education also employs campus directors at each respective campus with extensive experience in their fields

Our Path to Growth

1. **Organic growth within existing footprint**
   Current programs and cross program integration and acquire students at a positive ROI

2. **New program development**
   Create adjacent programs (increase re-enrollment) and new fields of study to increase enrollments with minimal cannibalization

3. **New campuses (focus on buy vs build)**
   Build requires upfront investment of human capital and greater time to achieve scale / breakeven while buy allows for the acquisition of accretive campuses and integration (scale / geography and synergy benefits)

Note: Data as of 06/30/25



Executing Our Strategy

Legacy Education delivers **39%** revenue growth, with student population up **42%**

For existing footprint, **integrate programs** across brands, **expanding** our academic portfolio. **Strategic acquisition** of Contra Costa strengthens our California presence while maintaining **17%** adjusted EBITDA margins

Core Markets

Healthcare
48 Programs

- ~ 90% of Legacy's current enrollment [1]
- Accredited programs launched since 2023:
  - Certified Nurse Assistants (HDMC)
  - Magnetic Resonance Imaging
  - Registered Nurse (RN)
  - Vocational Nursing AAS (ICH)
  - Vocational Nursing (CCC)
  - Surgical Technology Associate of Applied Science (CCC)
  - Dental Assisting (CCC)
  - Sterile Processing (CCC)
  - Pharmacy Technician (CCC)
  - Emergency Medical Technician (HDMC)
- Leading diagnostic imaging services company finalized agreement with Legacy

Key Focus Areas:

Nursing | Imaging | Allied Health

Veterinary
4 Programs

- Continuous improvement in VTNE pass rates
- Future veterinary technology (RVT) programs at ICH and HDMC
- Basic veterinary assistant certificate program

Dental
13 Programs

- Expansion of dental assistant program at CCC
- Future dental hygienist program
- Future orthodontic assistant permit (cash)
- Future dental sedations assistant permit (cash)

(1) Data as of 05/29/24

Organic Growth Within Existing Footprint

Diverse & Growing Set of Programs

Program Offering Timeline


65 Total Programs Offered
EMT 1
EKG / ECG 1
Terminology 1
Cannabis Dispensary 1
MRI 1
Accounting 1
Phlebotomy 4
Veterinary 4
Med. Billing & Coding 3
Dental 13
Pharmacy 3
Sterile Processing/ Surgery 4
Medical Assisting 8
Nursing 13
Ultrasound/ Sonography 7
2010
2015
2020
2021
2022
2023
2024
2025

Current Program Offering Per College


COLLEGE
High Desert
Medical College
INTEGRITY
COLLEGE
OF HEALTH
CONTRA COSTA

Top Program Mix







	Ultrasound Technician AAS	Medical Assisting	Cardiac Sonography AAS	Ultrasound Technician	Vocational Nursing
Program Duration	108 – 123 weeks	34 – 42 weeks	115 – 130 weeks	84 – 99 weeks	56 – 68 weeks
Quarterly Revenue (per student) (1)	~$6.6k	~$6.5k	~$6.3k	~$7.4k	~$7.3k
Extern Sites (2)	359	962	79	359	124
Re-Enrollment Opportunity	Highest Degree in Track	Yes	Highest Degree in Track	Yes	Yes

Collectively, Legacy Education's top five programs by enrollment represent roughly 62% of total enrollment

(1) Calculated by dividing total billings divided over midpoint program duration on a quarterly basis
(2) Extern sites facilitate experiential learning opportunities to provide students occupational experiences in their field of study
Note: Data as of 06/30/25

Programs Designed for Re-Enrollment

- Legacy Education is committed to students across their learning journey offering programs that build on one another as students require further professional credentialing
- Students can build lasting trust with the same educational institution and Legacy and achieve repeat students and increase lifetime value per student

Program Re-Enrollment Progression

Healthcare [(1)]


Bachelor in Science and Nursing (BSN)
Registered Nurse (RN)
Licensed Vocational Nursing (LVN)
Medical Assistant (MA)
Certified Nursing Assistant (CNA)
1st
2nd
3rd
4th
5th

Imaging

Students can take these in any sequence


Magnetic Resonance Imaging (MRIAAS)
Cardiac Sonography (CSAAS)
Ultrasound Technician (UT AAS)
Ultrasound Technician Certificate (UT)

Veterinary


Veterinary Technician (VT AAS)
Veterinary Assistant (VA)
1st
2nd

(1) Alternative enrollment progressions exist for Nursing, such as CNA -> MA -> VN -> VNAAS -> RN -> BSN

Track Record of Successful Campus Acquisitions

M&A Track Record

Target	Qualitative Transaction Rationale
CENTRAL COAST COLLEGE Closed – Jan 2019	→ 35-year single owners with repeated highest grants of accreditation → Profitable and steady growth → Added 3 new programs → 17% Enrollment CAGR since acquisition close
INTEGRITY COLLEGE OF HEALTH Closed – Dec 2019	→ New accrediting body (ABHES) which expanded our program offerings up to master's degrees → Expanded our footprint in California to accommodate for the growing student population → 38% Enrollment CAGR since acquisition close
CONTRA COSTA MEDICAL CAREER COLLEGE Closed – Dec 2024	→ Graduates over 1,200 students annually and offers 16 allied health programs → Expands our program offerings with surgical technology and sterile processing → Strengthens our position in Northern California → 30% Enrollment CAGR since acquisition close

~ 37% of current enrollment is due to successful M&A activities [(1)]

Legacy Education M&A Playbook

1. Single campus or multi-campus for-profit postsecondary education operators
2. Expand our geographic footprint
3. Programs offering positive cross-campus synergy opportunities
4. Capital efficient transactions – strongly prefer transactions immediately accretive to shareholders
5. Technology or platforms that augment delivery models

Active Pipeline – Management and directors with network of quality potential acquisition targets

(1) Calculated by dividing the number of students at CCC, ICH, and CCMCC by the total number of students enrolled at Legacy as of 6/30/25
Note: Enrollment data as of 06/30/25

Interactive Distance Learning ("IDL") Experience

Legacy Education partners with several Educational Industry Content Specialists to deliver a seamless Interactive Distance Learning Experience with the most advanced educational tools available today for its curriculums.

Benefits of Legacy's IDL Experiences

- Increased flexibility to support multiple modes of student learning both in and out of the classroom
- Streamlined course creation with AI-assisted design (instructor-reviewed, secure, and private) that saves time and improves teaching and learning
- Enhanced delivery of curriculums with more engaging material and learning methods
- Streamlined faculty and peer-to-peer communication through modern video conferencing and edtech platforms
- The majority of our programs have between 30% and 50% of the students enrolled being taught via IDL
- Accessible supplementary materials such as course textbooks, announcements, and calendars
- Optimized instructor grading and reviewing through assignment, quiz, and test capabilities
- Uniform materials across various classes within a program, ensuring a standardized learning experience for students

Legacy's IDL Experience Partners

National Accreditation

ACCET National Accreditation	Legacy Education recently earned the highest grant of accreditation – 5-year certificate of accreditation through ACCET [1] → ACCET 5-year renewal grant April 2024 – Highest grant achievable → ACCET 5-year renewal grant April 2025 Central Coast Reaccreditation renewal
ABHES Accreditation	Legacy Education's management school, Integrity College of Health was granted accreditation – 4-year certificate of accreditation through ABHES until February 2026 [2]
Title IV Standing Higher Education Act of 1965	→ PPA Renewed until September 30, 2026 (HDMC) and September 30, 2026 (CCC) → Expedited Program Review opened and closed within 120 days

Accreditation ensures Legacy Education programs meet objective and rigorous third-party standards of educational practices

Nationally Recognized Accrediting Agencies

Recognized by U.S. Secretary of Education & U.S. Department of Education

ACCET

ABHES | ACCREDITING BUREAU OF HEALTH EDUCATION SCHOOLS

(1) The Accrediting Council on Continuing Education and Training
(2) The Accrediting Bureau of Health Education Schools

Financial Overview


LEGACY
EDUCATION
LGCY
LISTED
NYSE
AMERICAN

Financial & KPI Overview

as of June 30, 2025

- **STUDENT GROWTH** – ending enrollment of 3,101 through 06/30/25 (42% YoY growth)
- **REVENUE** – $64.2M LTM revenue (39% YoY growth); surpassing prior 3-year sales CAGR of 25% from FY21A through FY24A
- **PROFITABILITY** – leveraging scale and efficiencies to drive profitability; LTM adjusted EBITDA of $11.0M up 31% YoY
- **LIQUIDITY & WORKING CAPITAL** – ended the quarter with $20.3M in cash and total working capital of $23.3M
- **COMPELLING UNIT ECONOMICS** – focus on driving accretive student acquisition – LTM gross acquisition cost per student $1.5K [1] generates > 15x LTM annual revenue per student of $24.3K [2]

(1) Gross Student Acquisition Cost based on LTM marketing & advertising divided by LTM new enrollments
(2) Annual Revenue per Student calculated by dividing LTM revenue by LTM average enrollment
Note: See slide 26 for full reconciliation from Net Income to Adjusted EBITDA
Note: Data as of 06/30/25

Financial Performance

Revenue



$64.2M
$46.0M
$35.5M
$30.7M
FY22A
FY23A
FY24A
FY25A

Adjusted EBITDA [(1)]



$11.0M
$8.4M
$3.5M
$3.8M
FY22A
FY23A
FY24A
FY25A

(1) See slide 26 for full reconciliation from Net Income to Adjusted EBITDA

Quarterly Performance in Review

	Q4 FY25 Operating Results	YoY Change (%)
Starts	721	**16%**
Ending Enrollment	3,101	**42%**
Revenue	$18.0M	**41%**
Educational Service Costs (% of net Tuition)	52.6%	**(14%)**
Adj. EBITDA	$2.4M	**(15%)**
Student Acquisition Cost [(1)] (marketing spend / starts)	$1.7K	

Positive momentum across numerous financial KPIs and leading indicators

(1) Student Acquisition Cost calculated as marketing & advertising expenses divided by new starts for the quarter ending June 30, 2025

Capitalization & Liquidity Summary

as of June 30, 2025

Highlights

During FY 2025, Legacy generated $7.8M in net cash from operating activities

Legacy ended Q4 2025 with a cash balance of $20.3M and working capital of $23.3M

We believe our existing cash balance, operating cash flows, proceeds from the IPO and other sources of liquidity provide adequate funds to fuel growth including:

- Continued operations & working capital requirements
- Planned Capex
- Potential cash required for future M&A activities

Analyst Coverage

Northland Capital Markets – Mike Grondahl

Ladenburg Thalmann & Company – Jeffrey Cohen

Capital Structure

Diluted Common Shares Outstanding (1)	13.7M
Share Price (2,3)	$12.73
Trading Range (since Initial Public Offering)	$3.60 - $13.45
Market Capitalization (2)	$154.1M
Average Daily Volume Since IPO (2)	83.8K

Liquidity

Cash	$20.3M
Working Capital	$23.3M
Debt	$1.4M
Stockholders' Equity	$41.0M

(1) Data as of 09/25/25, 12.4M common shares outstanding adjusted for 1.5M vested and exercisable options with a weighted exercise price of $3.41, 0.1M warrants with an exercise price of $4.60, and an assumed TSM share buyback of $12.45
(2) Data sourced from S&P Capital IQ and as of 09/25/25
(3) Volume-weighted average price (10-day)

Non-GAAP Adjusted EBITDA Reconciliation

($ in thousands)	FY 22A	FY 23A	FY 24A	FY 25A
Net Income	$2,337	$2,667	$5,115	$7,534
Interest Expense (Income), Net	($99)	($243)	($769)	($1,037)
Provision for Income Taxes	$986	$1,198	$1,871	$3,489
D&A	$240	$224	$265	$442
EBITDA	$3,464	$3,846	$6,482	$10,428
Non-cash Compensation	-	-	$1,882	$553
Adj. EBITDA	$3,464	$3,846	$8,364	$10,981

Adjusted EBITDA is defined as earnings (loss) from operations less depreciation and amortization, share based compensations, transaction costs, and one-time items. Earnings (loss) from operations excludes interest, interest expense, gain (loss) on sale of equipment, change in fair value of financial instruments and other expenses. The Company believes Adjusted EBITDA is an appropriate measure for evaluating the operating performance of the Company.

Table shows the reconciliation of the unaudited Non-GAAP EBITDA and Non-GAAP Adjusted EBITDA. The unaudited figures have been derived from financials in accordance with US GAAP.

Contact

LeeAnn Rohmann – CEO & Founder
Email: lrohmann@legacyed.com
Phone: (661) 940-9300

Amato and Partners, LLC
Investor Relations Counsel
100 Park Avenue, 16th Floor
New York, NY 10017
admin@amatoandpartners.com


LEGACY
EDUCATION